EXHIBIT 99.1


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                  :   Chapter 11
                                        :
Refco Inc., et al                       :   Case Nos. 05-60006 - 05-60029 (RDD)
                                        :
Debtors.                                :   (Jointly Administered)
                                        :



            MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS FOR
              THE PERIOD FROM OCTOBER 18, 2005 TO OCTOBER 31, 2005

DEBTORS' ADDRESS:       One World Financial Center, 200 Liberty
                        Street, New York, NY  10281-1094

                        MONTHLY CASH RECEIPTS AND DISBURSEMENTS
                        MADE BY REFCO INC., ET AL (IN THOUSANDS):      $6,696

DEBTORS' ATTORNEY:      Skadden, Arps, Slate, Meagher & Flom LLP
                        J. Gregory Milmoe (JM 0919)
                        Sally McDonald Henry (SH 0839)
                        Four Times Square
                        New York, New York 10036


REPORT PREPARER:        Refco Inc. et al.


     The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


                                                     /s/ Peter F. James
                                                     --------------------------
                                                     Peter F. James
DATE: March 30, 2006                                 Controller
                                                     Refco Inc.

                                Refco Inc., et al
          Index to Monthly Statement of Cash Receipts and Disbursements


                                                                                                               Page
                                                                                                               ----

                  Notes to Monthly Statement of Cash Receipts and Disbursements............................       3
Schedules:
Schedule I        Schedule of Cash Receipts and Disbursements by Debtor....................................       4
Schedule II       Schedule of Payroll and Payroll Taxes....................................................       5
Schedule III      Schedule of Federal, State and Local Taxes Collected, Received, Due or Withheld..........       6
                  Insurance Statement......................................................................       7

                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
          NOTES TO MONTHLY STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                   (Unaudited)
            For the Period from October 18, 2005 to October 31, 2005


NOTE 1--Petition for Relief under Chapter 11

     On October 17, 2005, Refco Inc. and certain of its subsidiaries and affiliates each filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Court"). Refco Inc. filed jointly with the following direct and indirect subsidiaries: Bersec International LLC, Kroeck & Associates, LLC, Marshall Metals LLC, New Refco Group Ltd., LLC, Refco Administration LLC, Refco Capital Management LLC, Refco Capital Markets, LTD., Refco Capital Trading LLC, Refco Capital LLC, Refco Capital Holdings LLC, Refco F/X Associates LLC, Refco Finance Inc., Refco Financial LLC, Refco Fixed Assets Management LLC, Refco Global Capital Management LLC, Refco Global Finance Ltd., Refco Global Futures LLC, Refco Global Holdings LLC, Refco Group Ltd., LLC, Refco Information Services LLC, Refco Mortgage Securities, LLC, Refco Regulated Companies LLC, and Summit Management LLC (collectively, the "Debtors"). The Debtors remain in possession of their assets and properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. However, the Court has directed the United States Trustee to appoint a chapter 11 trustee in the case of Refco Capital Markets, Ltd. To date, no such chapter 11 trustee has been appointed. Certain subsidiaries of Refco Inc., consisting principally of its regulated subsidiaries, are not debtors (collectively, the "Non-Debtors") in this bankruptcy proceeding. The Debtors as "debtors-in-possession" continue to manage and administer their properties of the non-Debtor businesses under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

NOTE 2--Basis of Presentation

     On October 9, 2005, after consultation by the Audit Committee with the Company's independent accountants, the Company determined that its financial statements, as of, and for the periods ended, February 28, 2002, February 28, 2003, February 28, 2004, February 28, 2005, and May 31, 2005, taken as a whole, for each of Refco Inc., Refco Group Ltd., LLC and Refco Finance, Inc. should no longer be relied upon. As a result of these events, the Company is unable to issue financial statements at the time of this filing. In lieu of presenting comprehensive financial statements, the Company has prepared the attached Statement of Cash Receipts and Disbursements. This statement has been prepared on the cash basis of accounting.

                                   Schedule I
                               Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
             SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS BY DEBTORS
                                 (in thousands)
               For the Period from October 18 to October 31, 2005


                                                                 Beginning                                 Cash           Ending
   Case Number      Legal Entity                               Cash Balance     Cash Receipts*     Disbursements*     Cash Balance
   -----------      ------------                               ------------     --------------     --------------     ------------
   05-60009         Bersec International, LLC                          $--                $--               $--              $--
   05-60019         Kroeck & Associates, LLC                           218                 --                82              136
   05-60012         Marshall Metals, LLC                                --                 --                --               --
   05-60014         New Refco Group Ltd., LLC                           --                 --                --               --
   05-60020         Refco Administration, LLC                           --                 --                --               --
   05-60017         Refco Capital Holdings, LLC                         --                 --                --               --
   05-60010         Refco Capital Management, LLC                       --                 --                --               --
   05-60018         Refco Capital Markets, Ltd.                      4,635            181,499                --          186,134
   05-60026         Refco Capital Trading, LLC                          --                 --                --               --
   05-60022         Refco Capital, LLC                              10,398              6,924             6,614           10,708
   05-60023         Refco F/X Associates, LLC                       53,565              2,958                --           56,523
   05-60016         Refco Finance, Inc                                  --                 --                --               --
   05-60013         Refco Financial, LLC                                --                 --                --               --
   05-60029         Refco Fixed Assets Management                       --                 --                --               --
   05-60011         Refco Global Capital Management, LLC                --                 --                --               --
   05-60007         Refco Global Finance, Ltd                           --                 --                --               --
   05-60024         Refco Global Futures, LLC                           --                 --                --               --
   05-60028         Refco Global Holdings, LLC                          --                 --                --               --
   05-60027         Refco Group Ltd., LLC                               --                 --                --               --
   05-60008         Refco Information Services, LLC                     --                 --                --               --
   05-60021         Refco Mortgage Securities, LLC                      --                 --                --               --
   05-60015         Refco Regulated Companies, LLC                      --                 --                --               --
   05-60006         Refco Inc                                          346                 --                --              346
   05-60025         Summit Management, LLC                              --                 --                --               --

                    Total Disbursements                           $ 69,163          $ 191,381           $ 6,696        $ 253,847
                                                                  ========          =========           ========       =========



* The Debtors serve as a paying agent for certain Non-Debtors. During this period, $6,115 was disbursed on behalf of and reimbursed by Non-Debtors.

Schedule II
                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                      SCHEDULE OF PAYROLL AND PAYROLL TAXES
                                 (in thousands)
               For the Period from October 18 to October 31, 2005



                                Employee Payroll         Employer Payroll
     Gross Wages Paid**          Taxes Withheld*         Taxes Remitted*
     ------------------         ----------------         ----------------

           $6,393                    $1,722                    $330


-----------

* Taxes were remitted by Refco Inc. to a third party vendor and paid by the vendor to the appropriate tax authorities on October 31, 2005.

** Gross Wages were paid by the Company on 10/31/05. Of the Gross Wages, $5,849 were paid on behalf of Non-Debtors and the Debtors were reimbursed in cash for these disbursements.

                                  Schedule III
                                Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                   SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
                      COLLECTED, RECEIVED, DUE OR WITHHELD
                                 (in thousands)
            For the Period from October 18, 2005 to October 31, 2005



                                                                                                   Amount
                                                                                                Withheld/    Amount
                                                                                                  Accrued      Paid
                                                                                                  -------      ----
Federal

Domestic....................................................................................           $0        $0
Foreign.....................................................................................           $0        $0
                                                                                                       --        --
   Total Federal Taxes......................................................................           $0        $0
                                                                                                       --        --

State and Local

Income and Franchise........................................................................           $0        $0
Property....................................................................................            0         0
Sales and Use...............................................................................            0         0
                                                                                                       --        --

   Total State and Local....................................................................           $0        $0
                                                                                                       --        --

Total Taxes.................................................................................           $0        $0
                                                                                                       ==        ==


        All taxes due and owing have been paid for the current period. Also, all tax returns due during the period have been filed.

                               Refco Inc., et al
                    CASE NO. 05-60006 (Jointly Administered)
                DEBTORS' STATEMENT REGARDING INSURANCE POLICIES
            For the Period from October 18, 2005 to October 31, 2005

     All insurance policies are fully paid for the current period, including amounts owed for workers' compensation and disability insurance.








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